SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2017
Accounting Policies [Abstract]
Our Business
Our Business
Marriott Vacations Worldwide Corporation (“we,” “us,” “Marriott Vacations Worldwide,” or the “Company,” which includes our consolidated subsidiaries except where the context of the reference is to a single corporate entity) is the exclusive worldwide developer, marketer, seller and manager of vacation ownership and related products under the Marriott Vacation Club and Grand Residences by Marriott brands. In 2016, we introduced Marriott Vacation Club Pulse, an extension to the Marriott Vacation Club brand. We are also the exclusive worldwide developer, marketer and seller of vacation ownership and related products under The Ritz-Carlton Destination Club brand, and we have the non-exclusive right to develop, market and sell whole ownership residential products under The Ritz-Carlton Residences brand. The Ritz-Carlton Hotel Company, L.L.C. (“The Ritz-Carlton Hotel Company”), a subsidiary of Marriott International, Inc. (“Marriott International”), provides on-site management for Ritz-Carlton branded properties.
Our business is grouped into three reportable segments: North America, Asia Pacific and Europe. As of December 31, 2017, our portfolio consisted of over 65 properties in the United States and nine other countries and territories. We generate most of our revenues from four primary sources: selling vacation ownership products; managing our resorts; financing consumer purchases of vacation ownership products; and renting vacation ownership inventory.

Our Spin-Off from Marriott International, Inc.
Our Spin-Off from Marriott International
On November 21, 2011, the spin-off of Marriott Vacations Worldwide from Marriott International (the “Spin-Off”) was completed pursuant to a Separation and Distribution Agreement (the “Separation and Distribution Agreement”) between Marriott Vacations Worldwide and Marriott International. In connection with the Spin-Off, we entered into several agreements that govern the ongoing relationship between Marriott Vacations Worldwide and Marriott International.

Principles of Consolidation and Basis of Presentation
Principles of Consolidation and Basis of Presentation
The consolidated financial statements presented herein and discussed below include 100 percent of the assets, liabilities, revenues, expenses and cash flows of Marriott Vacations Worldwide, all entities in which Marriott Vacations Worldwide has a controlling voting interest (“subsidiaries”), and those variable interest entities for which Marriott Vacations Worldwide is the primary beneficiary in accordance with consolidation accounting guidance. Intercompany accounts and transactions between consolidated companies have been eliminated in consolidation. The consolidated financial statements reflect our financial position, results of operations and cash flows as prepared in conformity with United States Generally Accepted Accounting Principles (“GAAP”).
In order to make this report easier to read, we refer throughout to (i) our Consolidated Financial Statements as our “Financial Statements,” (ii) our Consolidated Statements of Income as our “Income Statements,” (iii) our Consolidated Balance Sheets as our “Balance Sheets,” and (iv) our Consolidated Statements of Cash Flows as our “Cash Flows.” In addition, references throughout to numbered “Footnotes” refer to the numbered Notes in these Notes to Consolidated Financial Statements, unless otherwise noted. We use certain other terms that are defined within these Financial Statements.
We adopted Accounting Standards Update (“ASU”) 2014-09 “Revenue from Contracts with Customers (Topic 606),” as amended (“ASU 2014-09”), effective January 1, 2018, the first day of our 2018 fiscal year, and refer to it as the new “Revenue Standard” throughout these Financial Statements. We have restated our previously reported historical results within these Financial Statements to conform with the adoption of the new Revenue Standard. See “New Accounting Standards” below for additional information on ASU 2014-09 and Footnote 17 “Adoption Impact of New Revenue Standard” for further discussion of the adoption and the impact on our previously reported historical results.
Unless otherwise specified, each reference to a particular year in these Financial Statements means the fiscal year ended on the date shown in the following table, rather than the corresponding calendar year. Beginning with our 2017 fiscal year, we changed our financial reporting cycle to a calendar year-end and end-of-month quarterly reporting cycle. Accordingly our 2017 fiscal year began on December 31, 2016 (the day after the end of the 2016 fiscal year) and ended on December 31, 2017. Our future fiscal years will begin on January 1 and end on December 31. As a result of the change in our financial reporting cycle, our 2017 fiscal year had two more days of activity than our 2016 and 2015 fiscal years. We have not restated, and do not plan to restate, historical results for this change.

Fiscal Year	Fiscal Year-End Date	Number of Days
2017	December 31, 2017	366
2016	December 30, 2016	364
2015	January 1, 2016	364
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates include, but are not limited to, revenue recognition, cost of vacation ownership products, inventory valuation, property and equipment valuation, loan loss reserves, income taxes and loss contingencies. Accordingly, actual amounts may differ from these estimated amounts.
We have reclassified certain prior year amounts to conform to our 2017 presentation.

Revenue Recognition
Revenue Recognition
Sale of Vacation Ownership Products
We market and sell vacation ownership products in our three reportable segments. Vacation ownership products include deeded vacation ownership products, deeded beneficial interests, rights to use real estate, and other interests in trusts that solely hold real estate and deeded whole ownership units in residential buildings (collectively “vacation ownership products”). Vacation ownership products may be sold for cash or we may provide financing.
In connection with the sale of vacation ownership products, we provide sales incentives to certain purchasers. Non-cash incentives typically include Marriott Rewards points or an alternative sales incentive that we refer to as “plus points.” Plus points are redeemable for stays at our resorts or for use in an exclusive selection of travel packages provided by affiliate tour operators (the “Explorer Collection”), generally up to two years from the date of issuance. Typically, sales incentives are only awarded if the sale is closed.
Upon execution of a legal sales agreement, we typically receive an upfront deposit from our customer with the remainder of the purchase price for the vacation ownership product to either be collected at closing (“cash contract”) or financed by the customer through our financing programs (“financed contract”). Refer to “Financing Revenues” below for further information regarding financing terms. Customer deposits received for contracts are recorded as Advance deposits on our Balance Sheets until the point in time at which control of the vacation ownership product has transferred to the customer.
Our assessment of collectibility of the transaction price for sales of vacation ownership products is aligned with our credit granting policies for financed contracts. We compared the lending terms against the terms of similar notes in the market and concluded that certain contracts within our Asia Pacific and Europe segments contain below market interest rates and as such have adjusted the transaction price for these contracts to reflect a market rate of interest. The lending terms of financed contracts within our North America segment reflect market terms.
In determining the consideration to which we expect to be entitled for financed contracts, we include estimated variable consideration in the transaction price to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is resolved. Our estimates of variable consideration and determination of whether to include estimated amounts in the transaction price are based largely on the customer class and the results of our static pool analysis, which relies on historical payment data by customer class. Variable consideration which has not been included within the transaction price is presented as a reserve on vacation ownership notes receivable. In addition, we account for cash incentives provided to customers as a reduction of the transaction price. Refer to “Arrangements with Multiple Performance Obligations” below for a description of our methods of allocating transaction price to each performance obligation.
We recognize revenue on the sale of vacation ownership products at closing, when control is transferred to the customer. We evaluated our business practices, and the underlying risks and rewards associated with vacation ownership products, and the respective timing that such risk and rewards are transferred to the customer in determining the point in time at which control of the vacation ownership product is transferred to the customer.
Revenue for non-cash incentives, such as plus points, is recorded as Deferred revenue on our Balance Sheets at closing and is recognized as rental revenue upon transfer of control to the customer, which typically occurs upon delivery of the incentive, or at the point in time when the incentive is redeemed. For non-cash incentives provided by third parties (i.e. Marriott Rewards points or third-party Explorer Collection offerings), we evaluated whether we control the underlying good or service prior to delivery to the customer. We concluded that we are an agent for those non-cash incentives for which we do not control prior to delivery and as such record the related revenue net of the related cost upon recognition.
Revenues recognized during 2017 were reduced by $9 million as a result of changes in our estimate of variable consideration for performance obligations satisfied in prior periods.
Resort Management and Other Services Revenues and Cost Reimbursements Revenues
Ancillary Revenues
Ancillary revenues consist of goods and services that are sold or provided by us at food and beverage outlets, golf courses and other retail and service outlets located at our resorts. Payments for such goods and services are generally received at the point of sale in the form of cash or credit card charges. For goods and services sold, we evaluated whether we control the underlying goods or services prior to delivery to the customer. For transactions where we do not control the goods or services prior to delivery, the related revenue is recorded net of the related cost upon recognition. We recognize ancillary revenue at the point in time when goods have been provided and/or services have been rendered.
Management Fee Revenues and Cost Reimbursements Revenues
We provide day-to-day-management services, including housekeeping services, operation of reservation systems, maintenance and certain accounting and administrative services for property owners’ associations. We generate revenue from fees we earn for managing each of our resorts. These fees are earned regardless of usage or occupancy and are typically based on either a percentage of the budgeted costs to operate the resorts or a fixed fee arrangement (“Management fee revenues”) and reimbursement of costs incurred on behalf of the property owners’ associations (“Cost reimbursements revenues”). Cost reimbursements revenues exclude amounts that we have paid to the property owners’ associations related to maintenance fees for unsold vacation ownership products, as we have concluded that such payments are consideration payable to a customer. Cost reimbursements consist of actual expenses with no added margin.
Management fees are collected over time or upfront depending upon the specific management contract. Cost reimbursements are received over time and considered variable consideration. We have determined that a significant financing component does not exist as a substantial amount of the consideration promised by the customer is variable.
We evaluated the nature of the services provided to property owners’ associations and concluded that the management services constitute a series of distinct services to be accounted for as a single performance obligation transferred over time. We use an input method, the number of days that management services are provided, to recognize management fee revenues, which is consistent with the pattern of transfer to the property owners’ associations who receive and consume the benefits as services are provided each day. Any consideration we receive in advance of services being rendered is recorded as Deferred revenue on our Balance Sheets and is recognized ratably across the service period to which it relates. We recognize variable consideration for Cost reimbursements revenues when the reimbursable costs are incurred.
Other Services Revenues
Other services revenues include additional fees for services we provide to owners and property owners’ associations. We receive club dues for exchange services as well as certain transaction-based fees from owners and other third parties, including external exchange service providers with which we are associated. Club dues are received in advance of providing access to the exchange services, are recorded as Deferred revenue on our Balance Sheets and are earned regardless of whether exchange services are provided. Transaction-based fees from owners are typically received at the time of the transaction and transaction-based fees from other third parties are typically received at a point in time.
We have determined that exchange services constitute a stand-ready obligation for us to provide unlimited access to exchange services over a defined period of time, when and if a customer (or customer of a customer) requests. We have determined that customers benefit from the stand-ready obligation evenly throughout the period in which the customer has access to exchange services and as such, recognize club dues on a straight-line basis over the related period of time.
Transaction-based fees are recognized as revenue at the point in time at which the relevant goods or services are transferred to the customer. For transaction-based fees, we evaluated whether we control the underlying goods or services prior to delivery to the customer. For transactions where we do not control the goods or services prior to delivery, the related revenue is recorded net of the related cost upon recognition.
Financing Revenues
We offer consumer financing as an option to qualifying customers purchasing vacation ownership products, which is collateralized by the underlying vacation ownership products. We recognize interest income on an accrual basis. The contractual terms of the financing agreements require that the contractual level of annual principal payments be sufficient to amortize the loan over a customary period for the vacation ownership product being financed, which is generally ten years. Generally, payments commence under the financing contracts 30 to 60 days after closing. We record the difference between the vacation ownership note receivable and the variable consideration included in the transaction price for the sale of the related vacation ownership product as a reserve on our vacation ownership notes receivable. Revisions to estimates of variable consideration from the sale of vacation ownership products impact the reserve and can increase or decrease revenue. We earn interest income from the financing arrangements on the principal balance outstanding over the life of the arrangement and record that interest income in Financing revenues on our Income Statements.
Financing revenues include certain annual and transaction-based fees we charge to owners and other third parties for services. We recognize fee revenues when services have been rendered.
Rental Revenues
We generate revenue from rentals of inventory that we hold for sale as interests in our vacation ownership programs or inventory that we control because our owners have elected alternative usage options permitted under our vacation ownership programs. We receive payments for rentals primarily through credit card charges. We recognize rental revenues when occupancy has occurred, which is consistent with the period for which the customer benefits from such service. We recognize rental revenue from the utilization of plus points issued in connection with the sale of vacation ownership products as described in “Sale of Vacation Ownership Products” above.
We also generate revenues from vacation packages sold to our customers. Payments received in advance are recorded as Advance deposits on our Balance Sheets, until the revenue is recognized. Payments for such packages are non-refundable, generally paid by the customer in advance and have an expiration period of six to twenty-four months, and revenue is recognized upon completion of the customer’s stay. For rental revenues associated with vacation ownership products which we own and which are registered for sale, to the extent that the proceeds are less than costs, revenues are reported net in accordance with ASC Topic 978, “Real Estate – Time-Sharing Activities.”
Arrangements with Multiple Performance Obligations
Our contracts with customers may include multiple performance obligations. For such arrangements, we allocate revenue to each performance obligation based on its relative standalone selling price. In cases where the standalone selling price is not readily available, we generally determine the standalone selling prices utilizing the adjusted market approach, using prices from similar contracts, our historical pricing on similar contracts, our internal marketing and selling data and other internal and external inputs we deem to be appropriate. Significant judgment is required in determining the standalone selling price under the adjusted market approach.
Receivables, Contract Assets & Contract Liabilities
As discussed above, the payment terms and conditions in our customer contracts vary. In some cases, customers prepay for their goods and services; in other cases, after appropriate credit evaluations, payment is due in arrears. When the timing of our delivery of goods and services is different from the timing of the payments made by customers, we recognize either a contract asset (performance precedes contractual due date) or a contract liability (customer payment precedes performance or when we have a right to consideration that is unconditional before the transfer of goods or services to a customer). Receivables are recorded when the right to consideration becomes unconditional. Contract liabilities are recognized as revenue as (or when) we perform under the contract.

Inventory
Inventory
Our inventory consists primarily of completed vacation ownership products, vacation ownership products under construction and land held for future vacation ownership product development. We carry our inventory at the lower of (1) cost, including costs of improvements and amenities incurred subsequent to acquisition, capitalized interest and real estate taxes plus other costs incurred during construction, or (2) estimated fair value, less costs to sell, which can result in impairment charges and/or recoveries of previous impairments.
We account for vacation ownership inventory and cost of vacation ownership products in accordance with the authoritative guidance for accounting for real estate time-sharing transactions, which defines a specific application of the relative sales value method for reducing vacation ownership inventory and recording cost of sales as described in our policy for revenue recognition for vacation ownership products. Also, pursuant to the guidance for accounting for real estate time-sharing transactions, we do not reduce inventory for cost of vacation ownership products related to anticipated credit losses (accordingly, no adjustment is made when inventory is reacquired upon default of the related receivable). These standards provide for changes in estimates within the relative sales value calculations to be accounted for as real estate inventory true-ups, which we refer to as product cost true-up activity, and are recorded in Cost of vacation ownership product expenses on the Income Statements to retrospectively adjust the margin previously recorded subject to those estimates. For 2017, 2016 and 2015, product cost true-up activity relating to vacation ownership products increased carrying values of inventory by less than $1 million, $15 million and $7 million, respectively.
For residential real estate projects, we allocate costs to individual residences in the projects based on the relative estimated sales value of each residence in accordance with Accounting Standards Codification (“ASC”) 970, “Real Estate—General,” which defines the accounting for costs of real estate projects. Under this method, we reduce the allocated cost of a unit from inventory and recognize that cost as cost of sales when we recognize the related sale. Changes in estimates within the relative sales value calculations for residential products (similar to condominiums) are accounted for as prospective adjustments to cost of vacation ownership products.

Capitalization of Costs
Capitalization of Costs
We capitalize costs clearly associated with the acquisition of real estate when a transaction is accounted for as an asset acquisition under ASC 805, “Business Combinations” (“ASC 805”). Alternatively, when acquired real estate constitutes a business under ASC 805, transaction costs are expensed as incurred. We capitalize interest and certain salaries and related costs incurred in connection with the following: (1) development and construction of sales centers; (2) internally developed software; and (3) development and construction projects for our real estate inventory. We capitalize costs clearly associated with the development and construction of a real estate project when it is probable that we will acquire a property. We capitalize salary and related costs only to the extent they directly relate to the project. We capitalize interest expense, taxes and insurance costs when activities that are necessary to get the property ready for its intended use are underway. We cease capitalization of costs during prolonged gaps in development when substantially all activities are suspended or when projects are considered substantially complete.

Defined Contribution Plan
Defined Contribution Plan
We administer and maintain a defined contribution plan for the benefit of all employees meeting certain eligibility requirements who elect to participate in the plan. Contributions are determined based on a specified percentage of salary deferrals by participating employees. We recognized compensation expense (net of cost reimbursements from property owners’ associations) for our participating employees totaling $10 million in 2017, $8 million in 2016 and $7 million in 2015.

Deferred Compensation Plan
Deferred Compensation Plan
Prior to the Spin-Off, certain members of our senior management had the opportunity to participate in the Marriott International, Inc. Executive Deferred Compensation Plan (the “Marriott International EDC”), which Marriott International maintains and administers. Under the Marriott International EDC, participating employees were able to defer payment and income taxation of a portion of their salary and bonus. Participants also had the opportunity for long-term capital appreciation by crediting their accounts with notional earnings (at a fixed annual rate of return of 4.0 percent for 2017 and 4.5 percent for 2016). Although additional discretionary contributions to the participants’ accounts under the Marriott International EDC may be made, no additional discretionary contributions were made for our employees in 2017, 2016 and 2015. Subsequent to the Spin-Off, we remain liable to reimburse Marriott International for distributions for participants that were employees of Marriott Vacations Worldwide at the time of the Spin-Off including earnings thereon.
Since 2014, certain members of our senior management have had the opportunity to participate in the Marriott Vacations Worldwide Deferred Compensation Plan (the “Deferred Compensation Plan”), which we maintain and administer. Under the Deferred Compensation Plan, participating employees may defer payment and income taxation of a portion of their salary and bonus. It also gives participants the opportunity for long-term capital appreciation by crediting their accounts with notional earnings.
Since the beginning of our 2017 fiscal year, participants in the Deferred Compensation Plan have been able to select a rate of return based on various market-based investment alternatives for a portion of their contributions, as well as any future Company contributions, to the Deferred Compensation Plan, and may also select such a rate for a portion of their existing account balances. To support our ability to meet a portion of our obligations under the Deferred Compensation Plan, we acquired company owned insurance policies (the “COLI policies”) on the lives of certain participants in the Deferred Compensation Plan, the proceeds of which are intended to be aligned with the investment alternatives elected by plan participants and are payable to a rabbi trust with the Company as grantor. For 2017, at least 25 percent of a participant’s contributions to the Deferred Compensation Plan was required to be subject to a fixed rate of return, which was 3.5 percent for 2017 and 5.6 percent for 2016; the rate was reduced in connection with the introduction of the market-based investment alternatives. For 2018, participants may select a rate of return based on market-based investment alternatives for up to 100 percent of their contributions and existing balances.
We consolidate the liabilities of the Deferred Compensation Plan and the related assets, which consist of the COLI policies held in the rabbi trust. The rabbi trust is considered a variable interest entity (“VIE”). We are considered the primary beneficiary of the rabbi trust because we direct the activities of the trust and are the beneficiary of the trust. At December 31, 2017, the value of the assets held in the rabbi trust was $14 million, which is included in the Other line within assets on our Balance Sheets.

Property and Equipment
Property and Equipment
Property and equipment includes our sales centers, golf courses, information technology and other assets used in the normal course of business, as well as undeveloped and partially developed land parcels that are not part of an approved development plan and do not meet the criteria to be classified as held for sale. In addition, fully developed vacation ownership interests are classified as property and equipment until they are registered for sale. We record property and equipment at cost, including interest and real estate taxes incurred during active development. We capitalize the cost of improvements that extend the useful life of property and equipment when incurred. These capitalized costs may include structural costs, equipment, fixtures, floor and decorative items and signage. We expense all repair and maintenance costs as incurred. We compute depreciation using the straight-line method over the estimated useful lives of the assets (three to forty years), and we amortize leasehold improvements over the shorter of the asset life or lease term.

Cash and Cash Equivalents	Cash and Cash Equivalents We consider all highly liquid investments with an initial purchase maturity of three months or less at the date of purchase to be cash equivalents.
Restricted Cash
Restricted Cash
Restricted cash primarily consists of cash held in a reserve account related to vacation ownership notes receivable securitizations, cash collected for maintenance fees to be remitted to property owners’ associations, and deposits received, primarily associated with vacation ownership products and residential sales that are held in escrow until the associated contract has closed or the period in which it can be rescinded has passed, depending on legal requirements.

Loan Loss Reserves
Loan Loss Reserves
We record the difference between the vacation ownership note receivable and the variable consideration included in the transaction price for the sale of the related vacation ownership product as a reserve on our vacation ownership notes receivable. See “Financing Revenues” above for further information.
Although we consider loans to owners to be past due if we do not receive payment within 30 days of the due date, we suspend accrual of interest only on those loans that are over 90 days past due. We consider loans over 150 days past due to be in default and fully reserve such amounts. We apply payments we receive for vacation ownership notes receivable on non-accrual status first to interest, then to principal and any remainder to fees. We resume accruing interest when vacation ownership notes receivable are less than 90 days past due. We do not accept payments for vacation ownership notes receivable during the foreclosure process unless the amount is sufficient to pay all past due principal, interest, fees and penalties owed and fully reinstate the note. We write off vacation ownership notes receivable against the reserve once we receive title to the vacation ownership products through the foreclosure or deed-in-lieu process or, in Asia Pacific or Europe, when revocation is complete. For both non-securitized and securitized vacation ownership notes receivable, we estimated average remaining default rates of 7.16 percent and 7.09 percent as of December 31, 2017 and December 30, 2016, respectively. A 0.5 percentage point increase in the estimated default rate would have resulted in an increase in our vacation ownership notes receivable reserve of $6 million and $5 million as of December 31, 2017 and December 30, 2016, respectively.
For additional information on our vacation ownership notes receivable, including information on the related reserves, see Footnote 4 “Vacation Ownership Notes Receivable.”

Variable Interest Entities
Variable Interest Entities
In accordance with the applicable accounting guidance for the consolidation of variable interest entities, we analyze our variable interests, including loans, guarantees and equity investments, to determine if an entity in which we have a variable interest is a variable interest entity. Our analysis includes both quantitative and qualitative reviews. We base our quantitative analysis on the forecasted cash flows of the entity, and our qualitative analysis on our review of the design of the entity, its organizational structure including decision-making ability, and relevant financial agreements. We also use our qualitative analyses to determine if we must consolidate a variable interest entity because we are its primary beneficiary.

Costs Incurred to Sell Vacation Ownership Products	Costs Incurred to Sell Vacation Ownership Products We charge marketing and sales costs we incur to sell vacation ownership products to expense when incurred.
Valuation of Property and Equipment
Valuation of Property and Equipment
Property and equipment includes our sales centers, golf courses, operating properties, information technology and other assets used in the normal course of business, as well as undeveloped and partially developed land parcels that are not part of an approved development plan and do not meet the criteria to be classified as held for sale. We test long-lived asset groups for recoverability when changes in circumstances indicate the carrying value may not be recoverable, for example, when there are material adverse changes in projected revenues or expenses, significant underperformance relative to historical or projected operating results, or significant negative industry or economic trends. We evaluate recoverability of an asset group by comparing its carrying value to the future net undiscounted cash flows that we expect will be generated by the asset group. If the comparison indicates that the carrying value of an asset group is not recoverable, we recognize an impairment loss for the excess of carrying value over the estimated fair value. When we recognize an impairment loss for assets to be held and used, we depreciate the adjusted carrying amount of those assets over their remaining useful life.

Fair Value Measurements
Fair Value Measurements
We have few financial instruments that we must measure at fair value on a recurring basis. See Footnote 5 “Financial Instruments” for further information. We also apply the provisions of fair value measurement to various non-recurring measurements for our financial and non-financial assets and liabilities.
The applicable accounting standards define fair value as the price that would be received upon selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). We measure fair value of our assets and liabilities using inputs from the following three levels of the fair value hierarchy:
Level 1 inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have the ability to access at the measurement date.
Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability (i.e., interest rates, yield curves, etc.), and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).
Level 3 includes unobservable inputs that reflect our assumptions about what factors market participants would use in pricing the asset or liability. We develop these inputs based on the best information available, including our own data.

Derivative Instruments
Derivative Instruments
From time to time, we may use derivative instruments to reduce market risk due to changes in interest rates and currency exchange rates, including interest rate derivatives that we may be required to enter into as a condition of our $250 million non-recourse warehouse credit facility (the “Warehouse Credit Facility”). As of December 31, 2017, we were not party to any material derivative instruments or hedges.
The designation of a derivative instrument as a hedge and its ability to meet the hedge accounting criteria determines how the change in fair value of the derivative instrument is recorded on our Financial Statements. A derivative qualifies for hedge accounting if, at inception, we expect the derivative to be highly effective in offsetting the underlying hedged cash flows or fair value and we fulfill the hedge documentation standards at the time we enter into the derivative contract. We designate a hedge as a cash flow hedge, fair value hedge, or a net investment in non-U.S. operations hedge based on the exposure we are hedging. The asset or liability value of the derivative will change in tandem with its fair value. For the effective portion of qualifying hedges, we record changes in fair value in other comprehensive income (“OCI”). We release the derivative’s gain or loss from OCI to match the timing of the underlying hedged items’ effect on earnings. As a matter of policy, we only enter into hedging transactions that we believe will be highly effective at offsetting the underlying risk and do not use derivatives for trading or speculative purposes.

Non-U.S. Operations
Non-U.S. Operations
The U.S. dollar is the functional currency of our consolidated entities operating in the United States. The functional currency for our consolidated entities operating outside of the United States is generally the currency of the economic environment in which the entity primarily generates and expends cash. For consolidated entities whose functional currency is not the U.S. dollar, we translate their financial statements into U.S. dollars. We translate assets and liabilities at the exchange rate in effect as of the financial statement date and translate Income Statement accounts using the weighted average exchange rate for the period. We include translation adjustments from currency exchange and the effect of exchange rate changes on intercompany transactions of a long-term investment nature as a separate component of equity. We report gains and losses from currency exchange rate changes related to intercompany receivables and payables that are not of a long-term investment nature, as well as gains and losses from non-U.S. currency transactions, currently in operating costs and expenses.

Loss Contingencies
Loss Contingencies
We are subject to various legal proceedings and claims in the normal course of business, the outcomes of which are subject to significant uncertainty. We record an accrual for loss contingencies when we determine that it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. In making such determinations we evaluate, among other things, the degree of probability of an unfavorable outcome and, when it is probable that a liability has been incurred, our ability to make a reasonable estimate of the loss. We review these accruals each reporting period and make revisions based on changes in facts and circumstances.

Share-Based Compensation Costs
Share-Based Compensation Costs
We established the Marriott Vacations Worldwide Corporation Stock and Cash Incentive Plan (the “Stock Plan”) in order to compensate our employees and directors by granting them equity awards such as restricted stock units (“RSUs”), stock appreciation rights (“SARs”) and stock options.
We follow the provisions of ASC 718, “Compensation—Stock Compensation,” which requires that a company measure the expense of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. Generally, share-based awards granted to our employees, other than RSUs with performance vesting conditions, vest ratably over a four-year period. For share-based awards with service-only vesting conditions, we record compensation expense on a straight-line basis over the requisite service period. For RSUs with performance vesting conditions, the number of RSUs earned, if any, is determined following the end of a three-year performance period based upon the cumulative achievement over that period of specific quantitative operating financial measures and we recognize compensation expense once it is probable that the corresponding performance condition will be achieved.
SARs awarded under the Stock Plan are granted at exercise prices or strike prices equal to the market price of our common stock on the date of grant (this price is referred to as the “base value”). SARs generally expire ten years after the date of grant and both vest and become exercisable in cumulative installments of one quarter of the grant at the end of each of the first four years following the date of grant. Upon exercise of SARs, our employees and non-employee directors receive a number of shares of our common stock equal to the number of SARs being exercised, multiplied by the quotient of (a) the market price of the common stock on the date of exercise (this price is referred to as the “final value”) minus the base value, divided by (b) the final value.
We recognize the expense associated with these awards on our Income Statements based on the fair value of the awards as of the date that the share-based awards are granted and adjust that expense to the estimated number of awards that we expect will vest or be earned. The fair value of RSUs represents the number of awards granted multiplied by the average of the high and low market price of our common stock on the date the awards are granted reduced by the present value of the dividends expected to be paid on the shares during the vesting period, discounted at a risk-free interest rate. We generally determine the fair value of SARs using the Black-Scholes option valuation model which incorporates assumptions about expected volatility, risk free interest rate, dividend yield and expected term. We will issue shares from authorized shares upon the exercise of SARs or stock options held by our employees and directors.
For share-based awards granted to non-employee directors, we recognize compensation expense on the grant date based on the fair value of the awards as of that date. See Footnote 13 “Share-Based Compensation” for more information.

Convertible Senior Notes
Convertible Senior Notes
In accounting for the 1.50% Convertible Senior Notes due 2022 (the “Convertible Notes”), we separated them into liability and equity components. The carrying amount of the liability component was calculated by measuring the fair value of a similar liability that does not have an associated convertible feature. The carrying amount of the equity component representing the conversion option was determined by deducting the fair value of the liability component from the par value of the Convertible Notes. The excess of the principal amount of the liability over its carrying amount is amortized to interest expense over the term of the Convertible Notes using the effective interest method. The equity component is not remeasured as long as it continues to meet the conditions for equity classification. In accounting for the issuance costs related to the Convertible Notes, we allocated the total amount incurred to the liability and equity components based on their relative values. Issuance costs attributable to the liability component are amortized to interest expense over the term of the Convertible Notes, and issuance costs attributable to the equity component are included along with the equity component in additional paid-in capital within stockholders’ equity. See Footnote 11 “Debt” for more information.

Income Taxes
Income Taxes
We file income tax returns, including with respect to our subsidiaries, in various jurisdictions around the world. We account for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.
Changes in existing tax laws and rates, their related interpretations, and the uncertainty generated by the current economic environment may affect the amounts of deferred tax liabilities or the valuations of deferred tax assets over time. Our accounting for deferred tax consequences represents management’s best estimate of future events that can be appropriately reflected in the accounting estimates.
We record net deferred tax assets to the extent we believe these assets will more likely than not be realized. In making such a determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations. In the event we determine that we would be able to realize our deferred income tax assets in the future in excess of their net recorded amount, we would make an adjustment to the deferred tax asset valuation allowance, which impacts the provision for income taxes.
For tax positions we have taken, or expect to take, in a tax return we apply a more likely than not threshold, under which we must conclude a tax position is more likely than not to be sustained, assuming that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information, in order to continue to recognize the benefit. In determining our provision for income taxes, we use judgment, reflecting our estimates and assumptions, in applying the more likely than not threshold.
We do not have any significant unrecognized tax benefits as of December, 31, 2017, December 30, 2016 or January 1, 2016, that, if recognized, would impact our effective tax rate for 2017, 2016 or 2015, respectively. We do not expect that our unrecognized tax benefits as of December 31, 2017 will change significantly within the next twelve months. Additionally, we recognize accrued interest and penalties related to our unrecognized tax benefits as a component of tax expense.
For information about income taxes and deferred tax assets and liabilities, see Footnote 3 “Income Taxes.”

Earnings Per Common Share
Earnings Per Common Share
Basic earnings per common share is calculated by dividing the earnings available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per common share is calculated to give effect to all potentially dilutive common shares that were outstanding during the reporting period. The dilutive effect of outstanding equity-based compensation awards is reflected in diluted earnings per common share by application of the treasury stock methods.

New Accounting Standards
New Accounting Standards
Accounting Standards Update No. 2017-09 – “Compensation – Stock Compensation (Topic 718): Scope of Modification Accounting” (“ASU 2017-09”)
In May 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-09, which clarifies when changes to the terms or conditions of a share-based payment award must be accounted for as modifications for the purpose of applying the modification guidance in Accounting Standards Codification Topic 718. This update is effective for all entities for annual periods beginning after December 15, 2017, and for interim periods within those annual periods, with early adoption permitted. Our early adoption of ASU 2017-09 in the 2017 second quarter did not have an impact on our financial statements or disclosures.
Accounting Standards Update No. 2016-18 – “Restricted Cash” (“ASU 2016-18”)
In November 2016, the FASB issued ASU 2016-18, which requires entities to show the changes in the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the statement of cash flows. As a result, we no longer present changes in restricted cash as a component of investing activities. This update is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. We early adopted ASU 2016-18 on a retrospective basis commencing in the 2017 first quarter.
Accounting Standards Update No. 2016-09 – “Compensation – Stock Compensation (Topic 718)” (“ASU 2016-09”)
In March 2016, the FASB issued ASU 2016-09, which changes how entities account for certain aspects of share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities and classification on the statement of cash flows. The new guidance requires all income tax effects of awards, including excess tax benefits, to be recorded as income tax expense (or benefit) in the income statement, which resulted in benefits to our provision for income taxes of $6 million in 2017. The new guidance requires excess tax benefits to be presented as an operating inflow rather than as a financing inflow in the statement of cash flows. Prior to the adoption of ASU 2016-09, excess tax benefits were recorded in additional paid-in-capital on the balance sheet. This update is effective for annual periods beginning after December 15, 2016 and interim periods within those annual periods. We adopted ASU 2016-09 in the 2017 first quarter. The adoption of ASU 2016-09 decreased our provision for income taxes, the amount of which depends on the vesting activity of our share-based compensation awards in any given period, and eliminated the presentation of excess tax benefits as a financing inflow on our statement of cash flows. Further, we made an accounting policy election to recognize forfeitures of share-based compensation awards as they occur, the cumulative effect of which resulted in an adjustment of less than $1 million to opening retained earnings. The adoption of ASU 2016-09 did not have any other material impacts on our financial statements or disclosures.
Accounting Standards Update 2014-09 – “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”), as Amended
In May 2014, the FASB issued ASU 2014-09, which, as amended, creates ASC Topic 606, “Revenue from Contracts with Customers” (“ASC 606”), and supersedes the revenue recognition requirements in ASC Topic 605, “Revenue Recognition,” including most industry-specific guidance, and significantly enhances comparability of revenue recognition practices across entities and industries by providing a principle-based, comprehensive framework for addressing revenue recognition issues. In order for a provider of promised goods or services to recognize as revenue the consideration that it expects to receive in exchange for the promised goods or services, the provider should apply the following five steps: (1) identify the contract with a customer; (2) identify the performance obligations in the contract; (3) determine the transaction price; (4) allocate the transaction price to the performance obligations in the contract; and (5) recognize revenue when (or as) the entity satisfies a performance obligation. ASU 2014-09, as amended, is effective for annual reporting periods, and interim periods within those reporting periods, beginning after December 15, 2017. The new standard may be applied retrospectively or on a modified retrospective basis with the cumulative effect recognized on the date of adoption. We adopted ASU 2014-09, as amended, effective January 1, 2018, on a retrospective basis and have restated our previously reported historical results within these Financial Statements. See Footnote 17 “Adoption Impact of New Revenue Standard” for further discussion of adoption and the impact on our previously reported historical results and see Footnote 2 “Revenue” for additional information on how we recognize revenue.

Future Adoption of Accounting Standards
Future Adoption of Accounting Standards
Accounting Standards Update No. 2017-12 – “Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities” (“ASU 2017-12”)
In August 2017, the FASB issued ASU 2017-12, which amends and simplifies existing guidance in order to allow companies to better portray the economic effects of risk management activities in their financial statements and enhance the transparency and understandability of the results of hedging activities. ASU 2017-12 eliminates the requirement to separately measure and report hedge ineffectiveness and generally requires the entire change in the fair value of a hedging instrument to be presented in the same income statement line as the hedged item. The guidance also eases certain documentation and assessment requirements. This update is effective for public companies for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, with early adoption permitted. We are evaluating the impact that ASU 2017-12, including the timing of implementation, will have on our financial statements and disclosures.
Accounting Standards Update No. 2016-16 – “Income Taxes (Topic 740): Intra-Entity Transfers of Assets Other Than Inventory” (“ASU 2016-16”)
In October 2016, the FASB issued ASU 2016-16, which changes the timing of when certain intercompany transactions are recognized within the provision for income taxes. This update is effective for public companies for annual periods beginning after December 15, 2017, and for annual periods and interim periods thereafter, with early adoption permitted. We adopted ASU 2016-16 on January 1, 2018. We do not expect the adoption of ASU 2016-16 to have a material impact on our financial statements or disclosures.
Accounting Standards Update No. 2016-13 – “Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments” (“ASU 2016-13”)
In June 2016, the FASB issued ASU 2016-13, which replaces the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses. The update is intended to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date. This update is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years, with early adoption permitted for fiscal periods beginning after December 15, 2018. We are evaluating the impact that ASU 2016-13, including the timing of implementation, will have on our financial statements and disclosures.
Accounting Standards Update No. 2016-02 – “Leases (Topic 842)” (“ASU 2016-02”)
In February 2016, the FASB issued ASU 2016-02 to increase transparency and comparability of information regarding an entity’s leasing activities by providing additional information to users of financial statements. ASU 2016-02 amends the existing accounting standards for lease accounting, including requiring lessees to recognize most leases on their balance sheets and making targeted changes to lessor accounting. The new standard requires a modified retrospective transition approach for all leases existing at, or entered into after, the date of initial application, although an option to use transition relief to not restate or make required disclosures in comparative periods in the period of adoption was recently exposed by the FASB for public comment. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, with early adoption permitted. Although we expect to adopt ASU 2016-02 commencing in fiscal year 2019 and are continuing our implementation efforts, we continue to evaluate the impact that adoption of this update will have on our financial statements and disclosures, but we expect that it will have a material effect on our balance sheets.
Accounting Standards Update No. 2016-01 – “Financial Instruments – Overall (Subtopic 825-10)” (“ASU 2016-01”)
In January 2016, the FASB issued ASU 2016-01, which updates certain aspects of recognition, measurement, presentation and disclosure of financial instruments. For public business entities, the amendments in ASU 2016-01 will be effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. We do not expect the adoption of ASU 2016-01 to have a material impact on our financial statements.